UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2014

Attune RTD

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-163579

(Commission File Number)

32-0212241

(IRS Employer Identification No.)

3111 Tahquitz Canyon Way

Palm Springs, California 92263

(Address of principal executive offices)(Zip Code)

(855) 274-6928

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2014, the Board of Directors of Attune RTD, a Nevada corporation (the “Company”), accepted the resignation of Sam Starr effective June 10, 2014 as Director and Chief Operating Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Attune RTD
(Registrant)

Date: June 12, 2014	By:	/s/ Kenneth J. Miller
	Name:	Kenneth J. Miller
	Title:	Chief Executive Officer